UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 24, 2018

Date of Report (date of earliest event reported)

TransEnterix, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-19437	11-2962080
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

635 Davis Drive, Suite 300

Morrisville, North Carolina

(Address of principal executive offices)

919-765-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2018, at the Annual Meeting of Stockholders for 2018 (the “Annual Meeting”), the stockholders of TransEnterix, Inc. (the “Company”) voted to approve, among other things, an Amendment and Restatement of the Company’s Amended and Restated Incentive Compensation Plan (the “Plan”), to increase the number of shares reserved for issuance under the Plan by 15,000,000 shares. The vote for approval of the Amendment and Restatement is set forth below under Item 5.07 and incorporated herein by reference.

The Amendment and Restatement of the Plan is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, the Company held its Annual Meeting for 2018. At the Annual Meeting, the total number of shares represented in person or by proxy was 167,837,779 of the 201,972,831 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, March 26, 2018. The following matters were voted upon at the Annual Meeting:

1. Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2019 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld

Paul A. LaViolette	80,119,669	2,700,353

Todd M. Pope	82,039,910	780,112

Andrea Biffi	82,130,753	689,269

Jane H. Hsiao	73,515,551	9,304,471

William N. Kelley	82,161,681	658,341

Aftab R. Kherani	80,204,175	2,615,847

David B. Milne	82,136,111	683,911

Richard C. Pfenniger, Jr.	75,629,011	7,191,011

William N. Starling	80,153,209	2,666,813

2. Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2017, as described in the proxy statement for the Annual Meeting in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

79,276,925 Votes	FOR the resolution
3,012,968 Votes	AGAINST the resolution
530,129 Votes	ABSTAIN

3. Amendment and Restatement of the Incentive Compensation Plan. The stockholders voted to approve the amendment and restatement of the Plan to increase the number of shares reserved for issuance under the Plan by 15,000,000 shares. The stockholder vote was as follows:

67,290,698 Votes	FOR the resolution
14,871,939 Votes	AGAINST the resolution
657,385 Votes	ABSTAIN

4. Ratification of Independent Public Accounting Firm for 2018. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2018. The stockholder vote was as follows:

163,114,646 Votes	FOR the resolution
3,128,687 Votes	AGAINST the resolution
1,594,446 Votes	ABSTAIN

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	TransEnterix, Inc. Amended and Restated Incentive Compensation Plan, as amended and restated.

*	A management contract, compensatory plan or arrangement required to be separately identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSENTERIX, INC.

Date: May 25, 2018	/s/ Joseph P. Slattery
Joseph P. Slattery
Executive Vice President and Chief Financial Officer

4